Supplement to the
Fidelity® High Income Fund
June 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Fidelity® High Income Fund has been removed.

SPH-SUM-17-01 1.9886600.100	November 17, 2017